Summary Prospectus | March 1, 2021
New York Tax Exempt Series
Class/Ticker: A/EXNTX W/MNNWX
This is the Summary Prospectus of the New York Tax Exempt Series - Class A and Class W Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated March 1, 2021, as each may be amended or supplemented, are incorporated into this Summary Prospectus.
Paper copies of the Series’ shareholder reports are no longer sent by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online. Each time a report is posted on the Series’ website you will be provided with a link to access the report online, either by mail (hard copy notice) or by email, if you have already signed up for electronic delivery of shareholder reports.
You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies by visiting www.manning-napier.com or calling 1-800-466-3863. Your election to receive reports in paper will apply to all funds held with you financial intermediary if you invest through a financial intermediary or all series of the Fund if you invest directly with the Fund.
Additionally, if you have not yet signed up for electronic delivery of shareholder reports and other Fund communications, you may do so by contacting your financial intermediary or, if you are a direct investor, by visiting www.manning-napier.com or calling 1-800-466-3863.
Investment Goal
The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.
Fees and Expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
CLASS	A	W
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.68%	0.68%
Less Fee Waivers[2]	None	(0.50)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.68%	0.18%
[1]	The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.
[2]	Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to waive the management fee for the Class W shares. This contractual waiver is expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors.

Example
The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor's contractual waiver for Class W shares). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
CLASS	A	W
1 Year	$69	$18
3 Years	$218	$58
5 Years	$379	$101
10 Years	$847	$230
Portfolio Turnover
The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 35% of the average value of its portfolio.
Principal Investment Strategies
The Series invests primarily in municipal bonds and other securities the income from which is exempt from federal income tax and New York State personal income tax. The Series will, under normal circumstances, invest at least 80% of its assets in securities the income from which is exempt from federal and New York income tax, including the alternative minimum tax (AMT). The main issuers of these securities are state and local agencies in New York. In selecting investments for the Series, the Advisor attempts to balance the Series’ goals of high income and capital preservation. With this approach, the Advisor attempts to build a portfolio that it believes provides the opportunity to earn current income; however, the Advisor will only purchase investment grade securities, or those securities determined by the Advisor to be of equivalent quality, and will maintain other selection criteria in an attempt to avoid permanent capital loss.
Bond Selection Process — The Advisor emphasizes those bond market sectors and selects for the Series those securities that it believes offer yields sufficient to compensate the investor for the risks specific to the security or sector. In analyzing the relative attractiveness of sectors and individual securities, the Advisor considers:
•	The interest rate sensitivity of each security.
•	The narrowing or widening of interest rate spreads between sectors, securities of different credit quality or securities of different maturities.
Maturity and Portfolio Duration — The Series is not subject to any maturity or duration restrictions but will vary its average dollar weighted portfolio maturity and duration depending on the Advisor’s outlook for yields. For example, the Advisor may invest in longer-term bonds when it expects yields to fall in order to realize gains for the Series. Likewise, the Advisor may invest in shorter-term bonds when it expects yields to rise. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in yields. The prices of fixed income securities with shorter durations generally will be less affected by changes in yields than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if yields rise 1% and increase in value by 10% if yields fall 1%.
Credit Quality — The Series’ investments will be limited to investment grade securities, those rated BBB- or above by S&P or Baa3 or above by Moody’s, or determined by the Advisor to be of equivalent quality. If a security purchased by the Series is downgraded below investment grade after purchase, the Advisor will review the security to determine if it remains an appropriate investment.
The Series may invest in taxable investments, including obligations of the U.S. Government, its agencies or instrumentalities. The Series may also invest in money market instruments or hold its assets in cash. These investments may cause the Series to make a taxable distribution to shareholders.
The Advisor will consider selling a security for one or more of the following reasons:
•	to adjust the Series’ duration and/or yield curve positioning;
•	there is a deterioration in the credit quality of the issuer;
•	the security’s relative value has declined (the spread has tightened such that the security is no longer considered attractively priced); or
•	a more attractive investment opportunity is identified.
Principal Risks of Investing in the Series
As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.
Management risk — The value of your investment may decline if the Advisor’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.
Market risk — Because the Series invests in fixed income securities, the value of your investment will fluctuate in response to changes in interest rates and/or credit spreads, even though such changes will not affect the interest income derived from portfolio securities. The value of your investment will also fluctuate in response to changes in repayment speeds.

You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:
•	U.S. and/or foreign bond markets decline.
•	The issuer of a fixed income security owned by the Series defaults on its obligation to pay principal and/or interest or has its credit rating downgraded; this risk is greater for lower quality bonds.
•	Interest rates rise and/or credit spreads widen. These events alone or in combination can cause bond prices to fall and reduce the value of the Series’ portfolio. Longer-term bonds have greater sensitivity to, and will therefore experience greater fluctuations in response to, interest rate changes than shorter-term bonds.
•	The issuers of high interest debt obligations pay off the debts earlier than expected when interest rates fall, and the Series has to reinvest the proceeds at lower yields (prepayment risk), or the issuers of lower interest rate debt obligations pay off the debts later than expected when interest rates rise, thus keeping the Series’ assets tied up in lower yield debt obligations (extension risk).
•	An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.
Current market conditions may pose heightened risks for the Series. While interest rates in the U.S. are near historic lows, changes in government policy, including the Federal Reserve ending its quantitative easing program and raising the federal funds rate, have increased the risk that interest rates will continue to rise in the near future. An increase in interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Series. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Series’ value may fluctuate and/or the Series may experience increased redemptions from shareholders, which may impact the Series’ liquidity or force the Series to sell securities into a declining or illiquid market.
Municipal bond risk — In addition to the general risks of bond funds, the Series is subject to the following additional risks due to its focus on municipal bonds:
•	Changes in the financial condition of municipal issuers may adversely affect the value of the Series’ securities.
•	Economic or political changes may affect the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Series.
•	Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations.
New York State municipal bond risk — In addition to the risks of bond funds in general and more specifically of municipal bond funds, this Series has the following special risks:
•	Concentration in New York tax exempt securities may lead to more volatility than if the Series invested in securities from a number of different states.
•	The Series is sensitive to political, economic, or demographic developments within the state, public authorities, or political subdivisions, particularly in the New York City area.
•	The Series is subject to the risk that its market segment (New York tax exempt securities) may underperform other fixed income market segments or the fixed income markets as a whole.
•	New York’s economy is heavily dependent on the financial sector, and the Series may be adversely affected by economic problems affecting that sector.
Risks of lower-rated investment grade securities — Securities with the lowest ratings within the investment grade categories carry more risk than those with the highest ratings. When a Series invests in securities in the lower rating categories, the achievement of its goals is more dependent on the Advisor’s ability than would be the case if the Series were to invest in higher-rated securities within the investment grade categories. The Advisor seeks to minimize this risk through investment analysis and attention to current developments in interest rates and economic conditions.
Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.
Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.
The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.
Summary of Past Performance
The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class A shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series’ Class W Shares commenced operations on March 1, 2019, and all returns shown for Class W Shares include the returns of the Series’ Class A Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly performance information of the Series is available at www.manning-napier.com.
Calendar Years Ended December 31
Quarterly Returns
Highest (quarter ended 06/30/2011): 4.23%
Lowest (quarter ended 12/31/2016): (2.46)%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	4.73%	2.30%	2.40%
Return After Taxes on Distributions	4.52%	2.16%	2.29%
Return After Taxes on Distributions and Sale of Series Shares	3.19%	2.01%	2.16%
Class W Shares – Return Before Taxes	5.33%	2.51%	2.51%
Average Annual Total Returns For Periods Ended December 31, 2020
	1 Year	5 Years	10 Years
Index: (reflects no deduction for fees, expenses, or taxes)
ICE BofA 1-12 Year Municipal Bond Index	4.02%	2.88%	3.17%
The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
The investment advisor of the Series is Manning & Napier Advisors, LLC.
Portfolio Managers
A portfolio management team made up of investment professionals employed by the Advisor is jointly and primarily responsible for making all of the Series’ investment decisions. The following investment professionals serve on the Series’ Portfolio Management Team:
Elizaveta Akselrod
Senior Analyst, has managed the Series since 2015.
Marc Bushallow, CFA®
Managing Director of Fixed Income, has managed the Series since 2015.

Purchase and Sale of Series Shares
You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class A shares of the Series is $2,000. This minimum is waived for discretionary investment accounts of the Advisor, and participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum initial investment for the Series' Class W shares. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase and redemption orders.
Shares of the Series may be purchased from time to time by the Advisor for the accounts of its advisory clients who utilize discretionary account management services provided by the Advisor or its affiliates. Purchases and sales of Series shares for these clients are made at the Advisor’s discretion pursuant to client authorization.
Tax Information
Dividends you receive from the Series are primarily exempt from regular federal, New York State and New York City income taxes for residents of New York. A portion of these distributions, however, may be subject to federal AMT (which for tax years beginning after December 31, 2017 is applicable to only non-corporate taxpayers). The Series may also make distributions that are taxable to you as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EXNTX Summ 03/01/2021